EXHIBIT 10.13

                         DYNAMIC HEALTH PRODUCTS, INC.
                             STOCK OPTION AGREEMENT

         THIS AGREEMENT made as of this 12th day of March, 1999, between Dynamic Health Products, Inc., a corporation existing under the laws of the State of Florida (hereinafter referred to as the "Company"), and Jugal K. Taneja (hereinafter referred to as "Optionee").

          In consideration of the guarantee by Optionee of the Company's credit facilities in the aggregate principal amount of $4,000,000, the parties hereto agree as follows:

         1. GRANT OF OPTION. The Company hereby grants to Optionee the right and option hereinafter called "Option" to purchase all or any part of an aggregate of 500,000 shares of its Common Stock (the "Shares") on the terms and conditions herein set forth.

         2. PURCHASE PRICE. The purchase price of the Shares covered by the Option granted hereunder shall be the greater of Two Dollars fifty cents ($2.50) per Share.

         3. EXPIRATION. Anything to the contrary contained therein notwithstanding, the Option contained herein shall expire and shall in no event be exercisable after five years after the date hereof

         4.       VESTING; EXERCISE RIGHTS; TERMINATION.

                  (a) The Option shall vest and shall be exercisable in two equal annual installments of 166,666 shares each and one final annual installment of 166,668, with the first installment vesting on April 1, 2000, the second installment vesting April 1, 2001, and the third and final installment vesting April 1, 2002.

                  (b) Anything to the contrary contained in this paragraph 4 notwithstanding, in the event that the Employment Agreement between the Company and Optionee dated March 15th, 1999 is terminated for any reason other than the death or disability of Optionee, all Options not vested at the time of such termination shall automatically terminate.

         5. RECAPITALIZATION, ETC. In the event after the date hereof of any change in the outstanding Common Stock of the Corporation by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination, or exchange of shares, rights offering to purchase the Common Stock at a price substantially below fair market value, or of any similar change affecting the Common Stock, the number and kind of shares which thereafter may be purchased hereunder and the purchase price per share thereof shall be appropriately adjusted consistent with such change in such manner as the Company's Board of Directors may deem equitable to prevent substantial dilution or enlargement of the rights granted hereunder. The decision of the Board of Directors in this respect shall be final and binding as Optionee.

         6. DEATH. In the event of the death of the Optionee any option or unexercised portion thereof granted to him, if otherwise vested and exercisable by the Optionee at the date of death, may be exercised by his personal representative, heirs, or legatees at any time prior to the expiration of twelve
(12) months after the date of the death of the Optionee, but in any event not later than five years after the date hereof. All Options unvested at the time of death shall terminate.

         7. METHOD OF EXERCISE; PAYMENT. Vested options may be exercised in whole at any time, or in part from time to time with respect to whole shares only, within the period permitted for the

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exercise thereof, and shall be exercised by delivery of written notice of intent to exercise the Option with respect to a specified number of shares delivered to the Company at its principal office accompanied by payment in full to the Company at said office of the amount of the purchase price for the number of shares of Stock with respect to which the Option is then being exercised, which payment may be by any of the following means or any combination thereof: cash, or certified or cashier's check payable to the Company or by cashless exercise.

         8. RESTRICTIONS ON TRANSFERABILITY OF OPTION. This Option shall not be transferable other than by a will of the Optionee or by the laws of descent and distribution. During his lifetime, the Option shall be exercisable only by the Optionee or by the Optionee's attorney-in-fact or conservator.

         9. RIGHTS IN STOCK BEFORE ISSUANCE AND DELIVERY. No person shall be entitled to the privileges of stock ownership in respect of any Shares issuable upon exercise of this Option, unless and until such Shares have been issued to such person as fully paid Shares.

         10. REQUIREMENTS OF LAW. By accepting this Option, the Optionee represents and agrees for himself or herself and his or her transferees by will or the laws of descent and distribution that, unless a registration statement under the Securities Act of 1933 is in effect as to Shares purchased upon exercise of this Option, (a) any and all Shares so purchased shall be acquired for his or her personal account and not with a view to or for a sale in connection with any distribution, and (b) each notice of the exercise of any portion of this Option shall be accompanied by a representation and warranty in writing, signed by the person entitled to exercise the same, that the Shares are being so acquired in good faith for his or her personal account and not with a view to or for a sale in connection with any distribution. No certificate or certificates for shares of stock purchased upon exercise of this Option shall be issued and delivered unless and until, in the opinion of legal counsel for the Company, such Shares may be issued and delivered without causing the Company to be in violation of or incur any liability under any federal, state or other securities law or other requirement of law or any regulatory body having jurisdiction over the Company. Unless registered under applicable securities laws, certificates evidencing shares of stock purchased upon exercise of this Option shall bear a customary restrictive legend. Optionee understands that the Common Stock of the Company issued upon exercise of the Option will not be registered under applicable federal and state securities laws and will therefore constitute "restricted securities" under applicable securities laws. Such common stock may not be resold in the absence of registration under applicable securities laws or exemption therefrom. The Company may require an opinion of counsel acceptable to it that registration is not required upon any transfer of the Shares. The undersigned understands that as a condition of exemption from registration under federal securities laws, Optionee may be required to hold the Common Stock for a period of one year after such Common Stock is issued and that Optionee may be required to comply with other applicable provisions of Securities and Exchange Commission Rule 144.

         11. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto concerning the subject matter hereot and supersede all prior agreements, memoranda, correspondence, conversations and negotiations.

         12. GOVERNING LAW. This Agreement shall be governed by the laws of the State of Florida as to all matters, including but not limited to matters of validity, construction, effect, performance, and remedies. This Agreement shall be binding upon the successors, assigns, and transferees of the undersigned.

         13. NOTICES. All notices given hereunder must be in writing and shall be deemed to have been properly given if: (i) personally delivered; (ii) deposited for delivery by federal express or other nationally recognized overnight courier services; or (iii) sent by registered or certified mail, return


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receipt requested, first class postage prepaid; in each case addressed to the party entitled to receive the same at the address specified below:

                    If to the Company:       Dynamic Health Products, Inc.
                                             6950 Bryan Dairy Road
                                             Largo, FL 33777
                                             Attention: William L. LaGamba,
                                             Chief Executive Officer

                    If to Optionee:          Jugal K. Taneja
                                             7270 Sawgrass Point Drive.
                                             Pinellas Park, FL 38782

          Either party may alter the address to which notice is to be sent by giving notice of such change of address in conformity with the provisions set forth above providing for the giving of notice.

          IN WITNESS WHEREOF, the Company has caused this Stock Option Agreement to be duly executed by its officer thereunto duly authorized, and Optionee has hereunto set his hand upon this Agreement to be effective as of the date and year first written above.

OPTIONEE:                                    COMPANY:

                                             Dynamic Health Products, Inc.


/s/ JUGAL K. TANEJA                          By: /s/ WILLIAM L. LAGAMBA
-----------------------------------             --------------------------------
(Signature)                                     William L. LaGamba,
                                                Chief Executive Officer
7270 Sawgrass Point Dr.
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(Street Address)

Pinellas Park    FL         33782
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(City)        (State)    (Zip Code)

###-##-####
-----------------------------------
(Social Security Number)

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